SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 19, 2012
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)

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Pennsylvania	333-166225	27-2290659
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1015 Penn Avenue
Suite 103
Wyomissing PA 19610

Registrant's telephone number, including area code:  (610) 933-2000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 19, 2012, Thomas R. Brugger resigned as Chief Financial Officer, Executive Vice President and Treasurer of Customers Bancorp, Inc. (the “Company”), and from all other positions with the Company and its subsidiaries, to pursue other opportunities.  The resignation was not due to any disagreement with the Company or Customers Bank on any matter relating to the Company’s or Customers Bank’s accounting principles or practices.

In connection with Mr. Brugger’s resignation, on October 19, 2012, the Company and Mr. Brugger entered into a Confidential Separation Agreement (the “Agreement”).  Under the Agreement, the Company released Mr. Brugger from certain non-competition provisions of his employment agreement.  In addition, the Agreement provided for non-solicitation and non-recruitment covenants by Mr. Brugger for a period of 24 months, and also covenants by Mr. Brugger not to disparage or disclose confidential and proprietary information about the Company.

On October 19, 2012, the Company appointed James D. Hogan, 68, as the Interim Chief Financial Officer (“Interim CFO”) of the Company and Customers Bank until the Company’s search for a new chief financial officer has been completed.  Mr. Hogan has served as Director of Enterprise Risk Management and Executive Vice President of Customers Bank since joining us in June 2010.  From May 2005 to June 2010, Mr. Hogan was retired, and prior to that, from April 2001 to May 2005, Mr. Hogan was Chief Financial Officer and Executive Vice President of Sovereign Bancorp, Inc.  There are no arrangements or understandings between Mr. Hogan and any other persons pursuant to which he was selected as Interim CFO. There are also no family relationships between Mr. Hogan and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Also effective October 19, 2012, the Company appointed Mary Lou Scalese, 60, as the Director of Enterprise Risk Management of Customers Bank.  Ms. Scalese served as Deputy Director of Enterprise Risk and Senior Vice President of Customers Bank since September 2011.  From September 2009 through September 6, 2011, Ms. Scalese was the Chief Auditor and Senior Vice President of Customers Bank.  From January 1979 to December 2006, Ms. Scalese was Chief Auditor and Executive Vice President of Sovereign Bank.  From January 2007 to July 2009, Ms. Scalese was Director of Finance Audit and Executive Vice President at Sovereign Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Jay S. Sidhu
Name: Jay S. Sidhu
Title: Chairman and Chief Executive Officer

Date:    October 22, 2012